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                                                                   EXHIBIT 10.11

                            INTER-CREDITOR AGREEMENT

     Agreement dated August 11, 2000 between HAMILTON BANK, N.A., a national banking association ("Hamilton"), and JOSE P. BARED, an individual, and INFINITY INVESTORS LIMITED, a Nevis, West Indies corporation (Mr. Bared and Infinity Investors Limited, collectively, the "Shareholder Creditors").

     WHEREAS, UNITED PETROLEUM GROUP, INC., a Delaware Corporation (UPET) obtained a credit facility from Hamilton (the "Hamilton Credit");

     WHEREAS, as security for the Hamilton Credit, UPET granted to Hamilton a security interest in all assets of UPET (the "Hamilton Collateral") pursuant to a security agreement (the "Hamilton Documentation");

     WHEREAS, UPET is, and may in the future be, obligated to the Shareholder Creditors (the "Shareholder Credit");

     WHEREAS, as security for the Shareholder Credit, UPET has granted to the Shareholder Creditors a security interest in certain assets of UPET (the "Shareholder Collateral") pursuant to a security agreement (the "Shareholder Documentation"); and

     WHEREAS, the Shareholder Creditors and Hamilton desire to agree between themselves upon their respective rights with respect to the assets of UPET securing the Shareholder Credit and Hamilton Credit (the "Credits").

     ACCORDINGLY, the parties agreed as follows:

1. The Shareholder Creditors and Hamilton hereby agree that the security interest of Hamilton in the Hamilton Collateral shall have a priority to the extent of the Hamilton Credit over any security interest which the Shareholder Creditors may now have or hereafter acquire therein, and the Shareholder Documentation, insofar as it encumbers the Hamilton Collateral, is hereby subordinated to the security interest of Hamilton to the extent of the Hamilton Credit.

2. So long as any of the Hamilton Credit remains outstanding, the Shareholder Creditors agree that they will take no steps to enforce or exercise any of their rights or remedies with respect to any of the Hamilton Collateral; provided that the Shareholder Creditors shall have the right to enforce or exercise their rights and remedies under the Shareholder Documentation at such time as Hamilton is enforcing or exercising its rights and remedies under the Hamilton Documentation.

3. Neither Hamilton nor the Shareholder Creditors makes to the other any representation or warranty, or assumes any responsibility as to the other, with respect to the execution, construction or enforcement of Hamilton Documentation or the Shareholder Documentation.

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4.   All notices, requests, demands or other communications between the parties hereto shall be in writing (including teletransmissions), shall be given or made by overnight courier or by telecommunication at the addresses next to the signatures hereto, or at such other address or telex or telecopier number as any party hereto may hereafter specify to the others in writing, and (unless otherwise specified herein) shall be deemed delivered on receipt.

5. In case one or more provisions contained in this Intercreditor Agreement shall be invalid, illegal or unenforceable, the remaining provisions contained herein shall not be affected or impaired thereby.

6. The Intercreditor Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

7. This Intercreditor Agreement may not be modified except by written agreement between Bank and the Shareholder Creditors and shall be governed by and construed in accordance with the laws of the State of Florida.

8. THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS INTERCREDITOR AGREEMENT, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS INTERCREDITOR AGREEMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Inter-Creditor Agreement to be executed and delivered by their duly authorized officers as of the date first written above.

Addresses:                              HAMILTON BANK, N.A.


                                        By:   /s/ [ILLEGIBLE]
                                           ------------------------------------
3750 N.W. 87 Avenue                     Name: [ILLEGIBLE]
Miami, Florida 33178                    Title:  Senior Vice President
Tele.: (305) 717-5500
Fax:   (305) 594-9816
                                        By:    /s/ J. REID BINGHAM
                                           ------------------------------------
                                        Name:  J. REID BINGHAM
                                        Title: General Counsel